Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated April 1, 2006 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

     For the Contractual Limits (listed in Exhibits A - E), the Trusts and AIM agree until at least the date set forth on the attached Exhibits A - E (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. With regard to the Contractual Limits, the Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - E), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Board of Trustees. Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Title: President


                                        A I M Advisors, Inc.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Title: President
                                                              as of July 1, 2006

                          EXHIBIT "A" - RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Energy Fund
   Class A Shares                        Voluntary       1.55%        July 1, 2005            N/A(2)
   Class B Shares                        Voluntary       2.30%       August 12, 2003          N/A(2)
   Class C Shares                        Voluntary       2.30%       August 12, 2003          N/A(2)
   Investor Class Shares                 Voluntary       1.55%        April 1, 2005           N/A(2)
   Institutional Class Shares            Voluntary       1.30%      January 31, 2006          N/A(2)

AIM Financial Services Fund
   Class A Shares                        Voluntary       1.30%        July 1, 2005            N/A(2)
   Class B Shares                        Voluntary       2.05%       August 12, 2003          N/A(2)
   Class C Shares                        Voluntary       2.05%        April 1, 2005           N/A(2)
   Investor Class Shares                 Voluntary       1.30%        April 1, 2005           N/A(2)

AIM Leisure Fund
   Class A Shares                        Voluntary       1.40%        July 1, 2005            N/A(2)
   Class B Shares                        Voluntary       2.15%       August 12, 2003          N/A(2)
   Class C Shares                        Voluntary       2.15%        April 1, 2005           N/A(2)
   Class R Shares                        Voluntary       1.65%      October 25, 2005          N/A(2)
   Investor Class Shares                 Voluntary       1.40%        April 1, 2005           N/A(2)

AIM Technology Fund
   Class A Shares                       Contractual      1.55%        July 1, 2005        June 30, 2007
   Class B Shares                       Contractual      2.30%        July 1, 2005        June 30, 2007
   Class C Shares                       Contractual      2.30%        July 1, 2005        June 30, 2007
   Investor Class Shares                Contractual      1.55%        July 1, 2005        June 30, 2007
   Institutional Class Shares           Contractual      1.30%        July 1, 2005        June 30, 2007

AIM Utilities Fund
   Class A Shares                       Contractual      1.30%        April 1, 2006       June 30, 2007
   Class B Shares                       Contractual      2.05%        April 1, 2006       June 30, 2007
   Class C Shares                       Contractual      2.05%        April 1, 2006       June 30, 2007
   Investor Class Shares                Contractual      1.30%        April 1, 2006       June 30, 2007
   Institutional Class Shares           Contractual      1.05%        April 1, 2006       June 30, 2007

                              AIM TAX-EXEMPT FUNDS

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM High Income Municipal Fund
   Class A Shares                        Voluntary       0.65%        April 1, 2006           N/A(2)
   Class B Shares                        Voluntary       1.40%        April 1, 2006           N/A(2)
   Class C Shares                        Voluntary       1.40%        April 1, 2006           N/A(2)

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Global Real Estate Fund
   Class A Shares                       Contractual     1.40%         July 1, 2005        June 30, 2007
   Class B Shares                       Contractual     2.15%        April 29, 2005       June 30, 2007
   Class C Shares                       Contractual     2.15%        April 29, 2005       June 30, 2007
   Class R Shares                       Contractual     1.65%        April 29, 2005       June 30, 2007
   Institutional Class Shares           Contractual     1.15%        April 29, 2005       June 30, 2007

AIM Short Term Bond Fund
   Class A Shares                       Contractual     0.85%         July 1, 2005        June 30, 2007
   Class C Shares                       Contractual     1.10%(3)    February 1, 2006      June 30, 2007
   Class R Shares                       Contractual     1.10%        August 30, 2002      June 30, 2007
   Institutional Class Shares           Contractual     0.60%        August 30, 2002      June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                       Contractual     1.15%         July 1, 2005        June 30, 2007
   Class B Shares                       Contractual     1.90%         July 1, 2002        June 30, 2007
   Class C Shares                       Contractual     1.90%         July 1, 2002        June 30, 2007
   Class R Shares                       Contractual     1.40%         July 1, 2002        June 30, 2007
   Institutional Class Shares           Contractual     0.90%         July 1, 2002        June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                        Voluntary      1.00%         July 1, 2002            N/A(2)
   Class B Shares                        Voluntary      1.75%         July 1, 2002            N/A(2)
   Class C Shares                        Voluntary      1.75%         July 1, 2002            N/A(2)
   Class R Shares                        Voluntary      1.25%        April 30, 2004           N/A(2)
   Institutional Class Shares            Voluntary      0.75%        April 30, 2004           N/A(2)

                                 AIM STOCK FUNDS

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Dynamics Fund
   Class A Shares                       Contractual     1.90%         July 1, 2005        July 31, 2006
   Class B Shares                       Contractual     2.65%        August 12, 2003      July 31, 2006
   Class C Shares                       Contractual     2.65%        August 12, 2003      July 31, 2006
   Class R Shares                       Contractual     2.15%       October 25, 2005      July 31, 2006
   Investor Class Shares                Contractual     1.90%        August 12, 2003      July 31, 2006
   Institutional Class Shares           Contractual     1.65%        August 12, 2003      July 31, 2006

AIM Dynamics Fund
   Class A Shares                        Voluntary      1.20%         July 1, 2005            N/A(2)
   Class B Shares                        Voluntary      1.95%        August 12, 2003          N/A(2)
   Class C Shares                        Voluntary      1.95%        August 12, 2003          N/A(2)
   Class R Shares                        Voluntary      1.45%       October 25, 2005          N/A(2)
   Investor Class Shares                 Voluntary      1.20%        August 12, 2003          N/A(2)
   Institutional Class Shares            Voluntary      0.95%        August 12, 2003          N/A(2)

AIM S&P 500 Index Fund
   Investor Class Shares                Contractual     0.60%        August 1, 2005       June 30, 2007
   Institutional Class Shares           Contractual     0.35%        August 12, 2003      June 30, 2007

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Floating Rate Fund
   Class A Shares                        Voluntary       1.50%       April 14, 2006           N/A(2)
   Class B1 Shares                       Voluntary       1.50%         May 1, 1997            N/A(2)
   Class C Shares                        Voluntary       2.00%       April 14, 2006           N/A(2)
   Class R Shares                        Voluntary       1.75%       April 14, 2006           N/A(2)
   Institutional Class Shares            Voluntary       1.25%       April 14, 2006           N/A(2)

AIM Multi-Sector Fund
   Class A Shares                       Contractual      1.90%         July 1, 2005      August 31, 2006
   Class B Shares                       Contractual      2.65%       August 12, 2003     August 31, 2006
   Class C Shares                       Contractual      2.65%       August 12, 2003     August 31, 2006
   Institutional Class Shares           Contractual      1.65%       August 12, 2003     August 31, 2006

AIM Structured Core Fund
   Class A                              Contractual      1.00%       March 31, 2006       June 30, 2007
   Class B                              Contractual      1.75%       March 31, 2006       June 30, 2007
   Class C                              Contractual      1.75%       March 31, 2006       June 30, 2007
   Class R                              Contractual      1.25%       March 31, 2006       June 30, 2007
   Institutional Class                  Contractual      0.75%       March 31, 2006       June 30, 2007

AIM Structured Growth Fund
   Class A                              Contractual      1.00%       March 31, 2006       June 30, 2007
   Class B                              Contractual      1.75%       March 31, 2006       June 30, 2007
   Class C                              Contractual      1.75%       March 31, 2006       June 30, 2007
   Class R                              Contractual      1.25%       March 31, 2006       June 30, 2007
   Institutional Class                  Contractual      0.75%       March 31, 2006       June 30, 2007

AIM Structured Value Fund
   Class A                              Contractual      1.00%       March 31, 2006       June 30, 2007
   Class B                              Contractual      1.75%       March 31, 2006       June 30, 2007
   Class C                              Contractual      1.75%       March 31, 2006       June 30, 2007
   Class R                              Contractual      1.25%       March 31, 2006       June 30, 2007
   Institutional Class                  Contractual      0.75%       March 31, 2006       June 30, 2007

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Capital Development Fund
   Class A Shares                        Voluntary       1.55%        July 18, 2005           N/A(2)
   Class B Shares                        Voluntary       2.30%        July 18, 2005           N/A(2)
   Class C Shares                        Voluntary       2.30%        July 18, 2005           N/A(2)
   Class R Shares                        Voluntary       1.80%        July 18, 2005           N/A(2)
   Investor Class Shares                 Voluntary       1.55%        July 18, 2005           N/A(2)
   Institutional Class Shares            Voluntary       1.30%        July 18, 2005           N/A(2)

AIM Diversified Dividend Fund
   Class A Shares                       Contractual      1.40%        July 1, 2005        June 30, 2007
   Class B Shares                       Contractual      2.15%         May 2, 2003        June 30, 2007
   Class C Shares                       Contractual      2.15%         May 2, 2003        June 30, 2007
   Class R Shares                       Contractual      1.65%      October 25, 2005      June 30, 2007
   Investor Class Shares                Contractual      1.40%        July 15, 2005       June 30, 2007
   Institutional Class Shares           Contractual      1.15%      October 25, 2005      June 30, 2007

See page 9 for footnotes to Exhibit A.

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Diversified Dividend Fund
   Class A Shares                        Voluntary     1.00%           May 2, 2003            N/A(2)
   Class B Shares                        Voluntary     1.65%           May 2, 2003            N/A(2)
   Class C Shares                        Voluntary     1.65%           May 2, 2003            N/A(2)
   Class R Shares                        Voluntary     1.25%        October 25, 2005          N/A(2)
   Investor Class Shares                 Voluntary     1.00%          July 15, 2005           N/A(2)
   Institutional Class Shares            Voluntary     0.75%        October 25, 2005          N/A(2)

AIM Large Cap Basic Value Fund
   Class A Shares                       Contractual    1.22%          July 1, 2005        June 30, 2007
   Class B Shares                       Contractual    1.97%          July 1, 2005        June 30, 2007
   Class C Shares                       Contractual    1.97%          July 1, 2005        June 30, 2007
   Class R Shares                       Contractual    1.47%          July 1, 2005        June 30, 2007
   Investor Class Shares                Contractual    1.22%          July 1, 2005        June 30, 2007
   Institutional Class Shares           Contractual    0.97%          July 1, 2005        June 30, 2007

AIM Large Cap Growth Fund
   Class A Shares                       Contractual    1.32%          July 1, 2005        June 30, 2007
   Class B Shares                       Contractual    2.07%          July 1, 2005        June 30, 2007
   Class C Shares                       Contractual    2.07%          July 1, 2005        June 30, 2007
   Class R Shares                       Contractual    1.57%          July 1, 2005        June 30, 2007
   Investor Class Shares                Contractual    1.32%          July 1, 2005        June 30, 2007
   Institutional Class Shares           Contractual    1.07%          July 1, 2005        June 30, 2007

AIM Select Basic Value Fund
   Class A Shares                        Voluntary     1.75%(3)      August 30, 2002          N/A(2)
   Class B Shares                        Voluntary     1.75%(3)      August 30, 2002          N/A(2)
   Class C Shares                        Voluntary     1.75%(3)      August 30, 2002          N/A(2)

                         AIM INTERNATIONAL MUTUAL FUNDS

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM International Core Equity Fund
   Class A Shares                       Contractual    2.00%           July 1, 2005      October 31, 2006
   Class B Shares                       Contractual    2.75%         August 12, 2003     October 31, 2006
   Class C Shares                       Contractual    2.75%         August 12, 2003     October 31, 2006
   Class R Shares                       Contractual    2.25%        November 24, 2003    October 31, 2006
   Investor Class Shares                Contractual    2.00%         August 12, 2003     October 31, 2006
   Institutional Class Shares           Contractual    1.75%          April 30, 2004     October 31, 2006

                              AIM INVESTMENT FUNDS

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM China Fund
   Class A Shares                       Contractual    2.05%         March 31, 2006       June 30, 2007
   Class B Shares                       Contractual    2.80%         March 31, 2006       June 30, 2007
   Class C Shares                       Contractual    2.80%         March 31, 2006       June 30, 2007
   Institutional Class Shares           Contractual    1.80%         March 31, 2006       June 30, 2007

See page 9 for footnotes to Exhibit A.

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Developing Markets Fund
   Class A Shares                       Contractual    1.75%          July 1, 2005        June 30, 2007
   Class B Shares                       Contractual    2.50%          July 1, 2002        June 30, 2007
   Class C Shares                       Contractual    2.50%          July 1, 2002        June 30, 2007
   Institutional Class Shares           Contractual    1.50%        October 25, 2005      June 30, 2007

AIM Enhanced Short Bond Fund
   Class A Shares                       Contractual    0.85%         March 31, 2006       June 30, 2007
   Class C Shares                       Contractual    1.10%(3)      March 31, 2006       June 30, 2007
   Class R Shares                       Contractual    1.10%         March 31, 2006       June 30, 2007
   Institutional Class Shares           Contractual    0.60%         March 31, 2006       June 30, 2007

AIM Global Health Care Fund
   Class A Shares                        Voluntary     1.30%          July 18, 2005           N/A(2)
   Class B Shares                        Voluntary     2.05%          July 18, 2005           N/A(2)
   Class C Shares                        Voluntary     2.05%          July 18, 2005           N/A(2)
   Investor Class Shares                 Voluntary     1.30%          July 18, 2005           N/A(2)

AIM International Bond Fund
   Class A Shares                       Contractual    1.10%         March 31, 2006       June 30, 2007
   Class B Shares                       Contractual    1.85%         March 31, 2006       June 30, 2007
   Class C Shares                       Contractual    1.85%         March 31, 2006       June 30, 2007
   Institutional Class Shares           Contractual    0.85%         March 31, 2006       June 30, 2007

AIM Japan Fund
   Class A Shares                       Contractual    1.70%         March 31, 2006       June 30, 2007
   Class B Shares                       Contractual    2.45%         March 31, 2006       June 30, 2007
   Class C Shares                       Contractual    2.45%         March 31, 2006       June 30, 2007
   Institutional Class Shares           Contractual    1.45%         March 31, 2006       June 30, 2007

AIM Trimark Endeavor Fund
   Class A Shares                       Contractual    1.90%          July 1, 2005        June 30, 2007
   Class B Shares                       Contractual    2.65%        November 1, 2004      June 30, 2007
   Class C Shares                       Contractual    2.65%        November 1, 2004      June 30, 2007
   Class R Shares                       Contractual    2.15%        November 1, 2004      June 30, 2007
   Institutional Class Shares           Contractual    1.65%        November 1, 2004      June 30, 2007

AIM Trimark Fund
   Class A Shares                       Contractual    2.15%          July 1, 2005        June 30, 2007
   Class B Shares                       Contractual    2.90%        November 1, 2004      June 30, 2007
   Class C Shares                       Contractual    2.90%        November 1, 2004      June 30, 2007
   Class R Shares                       Contractual    2.40%        November 1, 2004      June 30, 2007
   Institutional Class Shares           Contractual    1.90%        November 1, 2004      June 30, 2007

AIM Trimark Small Companies Fund
   Class A Shares                       Contractual    1.50%       September 30, 2005     June 30, 2007
   Class B Shares                       Contractual    2.25%       September 30, 2005     June 30, 2007
   Class C Shares                       Contractual    2.25%       September 30, 2005     June 30, 2007
   Class R Shares                       Contractual    1.75%       September 30, 2005     June 30, 2007
   Institutional Class Shares           Contractual    1.25%       September 30, 2005     June 30, 2007

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Basic Balanced Fund
   Class A Shares                        Voluntary     1.25%          July 18, 2005           N/A(2)
   Class B Shares                        Voluntary     2.00%          July 18, 2005           N/A(2)
   Class C Shares                        Voluntary     2.00%          July 18, 2005           N/A(2)
   Class R. Shares                       Voluntary     1.50%          July 18, 2005           N/A(2)
   Investor Class Shares                 Voluntary     1.25%          July 18, 2005           N/A(2)
   Institutional Class Shares            Voluntary     1.00%          July 18, 2005           N/A(2)

AIM European Small Company Fund
   Class A Shares                       Contractual    1.90%          July 1, 2005        June 30, 2007
   Class B Shares                       Contractual    2.65%           May 1, 2002        June 30, 2007
   Class C Shares                       Contractual    2.65%           May 1, 2002        June 30, 2007

AIM Global Value Fund
   Class A Shares                       Contractual    1.90%          July 1, 2005        June 30, 2007
   Class B Shares                       Contractual    2.65%           May 1, 2002        June 30, 2007
   Class C Shares                       Contractual    2.65%           May 1, 2002        June 30, 2007
   Institutional Class Shares           Contractual    1.65%           May 1, 2002        June 30, 2007

AIM International Small Company Fund
   Class A Shares
   Class B Shares                       Contractual    1.90%          July 1, 2005      December 31, 2006
   Class C Shares                       Contractual    2.65%           May 1, 2002      December 31, 2006
   Institutional Class Shares           Contractual    2.65%           May 1, 2002      December 31, 2006
                                        Contractual    1.65%           May 1, 2002      December 31, 2006
AIM Mid Cap Basic Value Fund
   Class A Shares                        Voluntary     1.70%          July 1, 2005            N/A(2)
   Class B Shares                        Voluntary     2.45%        December 31, 2001         N/A(2)
   Class C Shares                        Voluntary     2.45%        December 31, 2001         N/A(2)
   Class R Shares                        Voluntary     1.95%        December 31, 2001         N/A(2)
   Institutional Class Shares            Voluntary     1.45%        December 31, 2001         N/A(2)

                                AIM GROWTH SERIES

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Small Cap Growth Fund
   Class A Shares                       Contractual    1.90%         April 10, 2006       July 31, 2006
   Class B Shares                       Contractual    2.65%         April 10, 2006       July 31, 2006
   Class C Shares                       Contractual    2.65%         April 10, 2006       July 31, 2006
   Class R Shares                       Contractual    2.15%         April 10, 2006       July 31, 2006
   Investor Class Shares                Contractual    1.90%         April 10, 2006       July 31, 2006
   Institutional Class Shares           Contractual    1.65%         April 10, 2006       July 31, 2006

AIM Small Cap Growth Fund
   Class A Shares                        Voluntary     1.50%         April 10, 2006           N/A(2)
   Class B Shares                        Voluntary     2.25%         April 10, 2006           N/A(2)
   Class C Shares                        Voluntary     2.25%         April 10, 2006           N/A(2)
   Class R Shares                        Voluntary     1.75%         April 10, 2006           N/A(2)
   Investor Class Shares                 Voluntary     1.50%         April 10, 2006           N/A(2)
   Institutional Class Shares            Voluntary     1.25%         April 10, 2006           N/A(2)

See page 9 for footnotes to Exhibit A.

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
AIM Global Equity Fund
   Class A Shares                       Contractual    1.75%          July 1, 2005        June 30, 2007
   Class B Shares                       Contractual    2.50%         August 27, 1999      June 30, 2007
   Class C Shares                       Contractual    2.50%         August 27, 1999      June 30, 2007
   Class R Shares                       Contractual    2.00%         August 27, 1999      June 30, 2007
   Institutional Class Shares           Contractual    1.50%         August 27, 1999      June 30, 2007

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                     EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

                               AIM GROWTH SERIES

                                       CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF
FUND                                     VOLUNTARY            LIMITATION(2)             CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------------------------   ------------------   -----------------
AIM Conservative Allocation Fund

   Class A Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.23% of average daily net
                                                      assets

   Class B Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.23% of average daily net
                                                      assets

   Class C Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.23% of average daily net
                                                      assets

   Class R Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.23% of average daily net
                                                      assets

   Institutional Class Shares           Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.23% of average daily net
                                                      assets

AIM Growth Allocation Fund

   Class A Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.21% of average daily net
                                                      assets

   Class B Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.21% of average daily net
                                                      assets

   Class C Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.21% of average daily net
                                                      assets

   Class R Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.21% of average daily net
                                                      assets

   Institutional Class Shares           Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.21% of average daily net
                                                      assets

AIM Income Allocation Fund

   Class A                              Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.03% of average daily net
                                                      assets

   Class B                              Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.03% of average daily net
                                                      assets

   Class C                              Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.03% of average daily net
                                                      assets

   Class R                              Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.03% of average daily net
                                                      assets

   Institutional Class                  Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.03% of average daily net
                                                      assets

See page 12 for footnotes to Exhibit B.

                                       CONTRACTUAL/              EXPENSE              EFFECTIVE DATE OF
FUND                                     VOLUNTARY             LIMITATION(2)            CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------------------------   ------------------   -----------------
AIM International Allocation Fund

   Class A                              Contractual   Limit Other Expenses to         October 31, 2005      June 30, 2007
                                                      0.18% of average daily net
                                                      assets

   Class B                              Contractual   Limit Other Expenses to         October 31, 2005      June 30, 2007
                                                      0.18% of average daily net
                                                      assets

   Class C                              Contractual   Limit Other Expenses to         October 31, 2005      June 30, 2007
                                                      0.18% of average daily net
                                                      assets

   Class R                              Contractual   Limit Other Expenses to         October 31, 2005      June 30, 2007
                                                      0.18% of average daily net
                                                      assets

   Institutional Class                  Contractual   Limit Other Expenses to         October 31, 2005      June 30, 2007
                                                      0.18% of averagedaily net
                                                      assets
AIM Moderate Allocation Fund

   Class A Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.12% of average daily net
                                                      assets

   Class B Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.12% of average daily net
                                                      assets

   Class C Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.12% of average daily net
                                                      assets

   Class R Shares                       Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.12% of average daily net
                                                      assets

   Institutional Class Shares           Contractual   Limit Other Expenses to          January 1, 2006      June 30, 2007
                                                      0.12% of average daily net
                                                      assets
AIM Moderate Growth Allocation Fund

   Class A Shares                       Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.12% of average daily net
                                                      assets

   Class B Shares                       Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.12% of average daily net
                                                      assets

   Class C Shares                       Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.12% of average daily net
                                                      assets

   Class R Shares                       Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.12% of average daily net
                                                      assets

   Institutional Class Shares           Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.12% of average daily net
                                                      assets

See page 12 for footnotes to Exhibit B.

                                       CONTRACTUAL/              EXPENSE              EFFECTIVE DATE OF
FUND                                     VOLUNTARY             LIMITATION(2)            CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------------------------   ------------------   -----------------
AIM Moderately Conservative
   Allocation Fund

   Class A Shares                       Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.14% of average daily net
                                                      assets
   Class B Shares                       Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.14% of average daily net
                                                      assets
   Class C Shares                       Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.14% of average daily net
                                                      assets
   Class R Shares                       Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.14% of average daily net
                                                      assets
   Institutional Class Shares           Contractual   Limit Other Expenses to           April 29, 2005      June 30, 2007
                                                      0.14% of average daily net
                                                      assets

(1) Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

(2) Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

               EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1),(2)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class                Contractual      0.22%        June 30, 2005       June 30, 2007
   Corporate Class                      Contractual      0.22%        June 30, 2005       June 30, 2007
   Institutional Class                  Contractual      0.22%        June 30, 2005       June 30, 2007
   Personal Investment Class            Contractual      0.22%        June 30, 2005       June 30, 2007
   Private Investment Class             Contractual      0.22%        June 30, 2005       June 30, 2007
   Reserve Class                        Contractual      0.22%        June 30, 2005       June 30, 2007
   Resource Class                       Contractual      0.22%        June 30, 2005       June 30, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
Government & Agency Portfolio
   Cash Management Class                Contractual      0.12%        June 30, 2005       June 30, 2007
   Corporate Class                      Contractual      0.12%        June 30, 2005       June 30, 2007
   Institutional Class                  Contractual      0.12%        June 30, 2005       June 30, 2007
   Personal Investment Class            Contractual      0.12%        June 30, 2005       June 30, 2007
   Private Investment Class             Contractual      0.12%        June 30, 2005       June 30, 2007
   Reserve Class                        Contractual      0.12%        June 30, 2005       June 30, 2007
   Resource Class                       Contractual      0.12%        June 30, 2005       June 30, 2007

Government TaxAdvantage
   Portfolio
   Cash Management Class                Contractual      0.12%        June 30, 2005       June 30, 2007
   Corporate Class                      Contractual      0.12%        June 30, 2005       June 30, 2007
   Institutional Class                  Contractual      0.12%        June 30, 2005       June 30, 2007
   Personal Investment Class            Contractual      0.12%        June 30, 2005       June 30, 2007
   Private Investment Class             Contractual      0.12%        June 30, 2005       June 30, 2007
   Reserve Class                        Contractual      0.12%        June 30, 2005       June 30, 2007
   Resource Class                       Contractual      0.12%        June 30, 2005       June 30, 2007

Liquid Assets Portfolio
   Cash Management Class                Contractual      0.12%        June 30, 2005       June 30, 2007
   Corporate Class                      Contractual      0.12%        June 30, 2005       June 30, 2007
   Institutional Class                  Contractual      0.12%        June 30, 2005       June 30, 2007
   Personal Investment Class            Contractual      0.12%        June 30, 2005       June 30, 2007
   Private Investment Class             Contractual      0.12%        June 30, 2005       June 30, 2007
   Reserve Class                        Contractual      0.12%        June 30, 2005       June 30, 2007
   Resource Class                       Contractual      0.12%        June 30, 2005       June 30, 2007

See page 14 for footnotes to Exhibit C.

                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                     VOLUNTARY    LIMITATION      CURRENT LIMIT      EXPIRATION DATE
----                                   ------------   ----------   ------------------   -----------------
STIC Prime Portfolio
   Cash Management Class                Contractual      0.12%        June 30, 2005       June 30, 2007
   Corporate Class                      Contractual      0.12%        June 30, 2005       June 30, 2007
   Institutional Class                  Contractual      0.12%        June 30, 2005       June 30, 2007
   Personal Investment Class            Contractual      0.12%        June 30, 2005       June 30, 2007
   Private Investment Class             Contractual      0.12%        June 30, 2005       June 30, 2007
   Reserve Class                        Contractual      0.12%        June 30, 2005       June 30, 2007
   Resource Class                       Contractual      0.12%        June 30, 2005       June 30, 2007

Treasury Portfolio
   Cash Management Class                Contractual      0.12%        June 30, 2005       June 30, 2007
   Corporate Class                      Contractual      0.12%        June 30, 2005       June 30, 2007
   Institutional Class                  Contractual      0.12%        June 30, 2005       June 30, 2007
   Personal Investment Class            Contractual      0.12%        June 30, 2005       June 30, 2007
   Private Investment Class             Contractual      0.12%        June 30, 2005       June 30, 2007
   Reserve Class                        Contractual      0.12%        June 30, 2005       June 30, 2007
   Resource Class                       Contractual      0.12%        June 30, 2005       June 30, 2007

(1)  The expense limit shown excludes Rule 12b-1 fees.

(2) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                     EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                      CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                   VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
----                                  ------------   ----------   ------------------   ---------------
AIM V.I. Basic Balanced Fund
   Series I Shares                     Contractual      0.91%         July 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.16%         July 1, 2005      April 30, 2008

AIM V.I. Basic Value Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%       January 1, 2005     April 30, 2008

AIM V.I.  Capital  Appreciation
   Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%       January 1, 2005     April 30, 2008

AIM  V.I. Capital  Development
   Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%       January 1, 2005     April 30, 2008

AIM V.I. Core Equity Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%       January 1, 2005     April 30, 2008

AIM  V.I. Demographic  Trends
   Fund
   Series I Shares                     Contractual      1.01%         July 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.26%         July 1, 2005      April 30, 2008

AIM V.I. Diversified  Dividend
   Fund
   Series I Shares                     Contractual      1.00%         May 1, 2006       April 30, 2008
   Series II Shares                    Contractual      1.25%         May 1, 2006       April 30, 2008

AIM  V.I. Diversified  Income
   Fund
   Series I Shares                     Contractual      0.75%         July 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.00%         July 1, 2005      April 30, 2008

AIM V.I. Dynamics Fund
   Series I Shares                     Contractual      1.30%        April 30, 2004     April 30, 2008
   Series II Shares                    Contractual      1.45%        April 30, 2004     April 30, 2008

AIM  V.I. Financial  Services
   Fund
   Series I Shares                     Contractual      1.30%        April 30, 2004     April 30, 2008
   Series II Shares                    Contractual      1.45%        April 30, 2004     April 30, 2008

AIM V.I. Global Equity Fund
   Series I Shares                     Contractual      1.10%          May 1, 2006      April 30, 2008
   Series II Shares                    Contractual      1.35%          May 1, 2006      April 30, 2008

AIM  V.I. Global  Health  Care
   Fund
   Series I Shares                     Contractual      1.30%        April 30, 2004     April 30, 2008

See page 17 for footnotes to Exhibit D.

                                      CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                   VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
----                                  ------------   ----------   ------------------   ---------------
   Series II Shares                    Contractual      1.45%       April 30, 2004      April 30, 2008

AIM V.I. Government Securities
   Fund
   Series I Shares                     Contractual      0.73%        July 1, 2005       April 30, 2008
   Series II Shares                    Contractual      0.98%        July 1, 2005       April 30, 2008

AIM V.I. High Yield Fund
   Series I Shares                     Contractual      0.95%        July 1, 2005       April 30, 2008
   Series II Shares                    Contractual      1.20%       April 30, 2004      April 30, 2008

AIM V.I. International Core
   Equity Fund
   Series I Shares                     Contractual      1.10%        May 1, 2006        April 30, 2008
   Series II Shares                    Contractual      1.35%        May 1, 2006        April 30, 2008

AIM V.I. International Growth
   Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.45%      January 1, 2005      April 30, 2008

AIM V.I. Large Cap Growth Fund
   Series I Shares                     Contractual      1.01%        July 1, 2005       April 30, 2008
   Series II Shares                    Contractual      1.26%        July 1, 2005       April 30, 2008

AIM V.I. Leisure Fund
   Series I Shares                     Contractual      1.01%       April 30, 2004      April 30, 2008
   Series II Shares                    Contractual      1.26%       April 30, 2004      April 30, 2008

AIM V.I. Mid Cap Core Equity
   Fund
   Series I Shares                     Contractual      1.30%     September 10, 2001    April 30, 2008
   Series II Shares                    Contractual      1.45%     September 10, 2001    April 30, 2008

AIM V.I. Money Market Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.45%      January 1, 2005      April 30, 2008

AIM V.I. Real Estate Fund(1)
   Series I Shares                     Contractual      1.30%       April 30, 2004      April 30, 2008
   Series II Shares                    Contractual      1.45%       April 30, 2004      April 30, 2008

AIM V.I. Small Cap Equity Fund
   Series I Shares                     Contractual      1.15%        July 1, 2005       April 30, 2008
   Series II Shares                    Contractual      1.40%        July 1, 2005       April 30, 2008

AIM V.I.  Small Company  Growth
   Fund(2)
   Series I Shares                     Contractual      1.20%        July 1, 2005       April 30, 2008
   Series II Shares                    Contractual      1.45%       April 30, 2004      April 30, 2008

See page 17 for footnotes to Exhibit D.

                                      CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                   VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
----                                  ------------   ----------   ------------------   ---------------
AIM V.I. Technology Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004      April 30, 2008
   Series II Shares                    Contractual      1.45%       April 30, 2004      April 30, 2008

AIM V.I. Utilities Fund
   Series I Shares                     Contractual      0.93%     September 23, 2005    April 30, 2008
   Series II Shares                    Contractual      1.18%     September 23, 2005    April 30, 2008

----------
(1) AIM V.I. Real Estate Fund is scheduled to change its name to AIM V.I. Global Real Estate Fund on July 3, 2006.

(2) AIM V.I. Small Company Growth Fund is scheduled to change its name to AIM V.I. Small Cap Growth Fund on July 3, 2006.